SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  October 17, 1995




                              THE LORI CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                  --------------------------------------------
                  State or Other Jurisdiction of Incorporation



                 1-6081                                 36-23262248
         ----------------------                      -----------------
         Commission File Number                       I.R.S. Employer
                               Identification No.




  500 Central Avenue, Northfield, IL                                60093
 --------------------------------------                           --------
 Address of principal executive offices                           Zip Code

 Registrant's telephone number, including area code:   (708) 441-7300


                                 Not Applicable
 ------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report

Item  2.          Acquisition or Disposition of Assets
                  ------------------------------------

                  On September 11, 1995, the Lori Corporation ("Lori" or the "Registrant") signed a stock purchase agreement to participate in the acquisition of one hundred percent of the capital stock of Spectrum Global Services, Inc. d/b/a YIELD Global ("YIELD"), a wholly owned subsidiary of Spectrum Information Technologies, Inc. ("SIT"). YIELD provides telecommunications and computer technical staffing services worldwide to Fortune 500 companies and maintains an extensive, global database of technical specialists, with an emphasis on wireless communications capability. See Registrant's Form 8-K dated September 11, 1995.

                  On October 17, 1995,  Lori  completed the  acquisition  of one
                  hundred   percent   of  the   capital   stock  of  YIELD   for
                  consideration consisting of cash of approximately $6,000,000.

                  The acquisition of Yield was funded principally by private placements of approximately 1,900,000 Lori common shares at $3.00 per share plus detachable warrants to purchase approximately 950,000 Lori common shares at $3.375 per share. The warrants expire three years from the date of issue. common stock ownership in Lori was reduced to approximately 25% at October 31, 1995.

                  In September 1995, Lori adopted a plan to discontinue its fashion costume jewelry business. Accordingly, the Company's condensed consolidated financial statements at September 30, 1995 (the end of its most recent fiscal quarter) will reflect a provision for the estimated costs to complete the disposal of the fashion costume jewelry business.


Item  5.          Other Events
                  ------------

                  Pursuant to the Registrant's Form 8-K dated September 11, 1995, Lori issued common stock to former management of Yield representing a 35% common stock interest in Lori.


Item  7.          Financial Statements and Exhibits

                  (a)      Financial Statements of Business Acquired

                           As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements as required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K such financial statements shall be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after November 1, 1995.


                  (b)      Pro Forma Financial Information

                           As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements as required by this Item 7(b). In accordance with Item 7(b) of Form 8-K such financial statements shall be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after November 1, 1995.


                  (c)      Exhibits

                           99.1      Press Release dated October 18, 1995.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.






                                              THE LORI CORPORATION
                                              --------------------
                                                   Registrant







Dated:   October 31, 1995                      JAMES D. DOERING
                                    ------------------------------------------
                                    Vice President and Chief Financial Officer